Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE AND FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The Chief Executive Officer and Chief Financial Officer of The OLB Group, Inc., (the “Company”), hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge:

(i)

the Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2019 (the “Quarterly Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, (15 U.S.C. 78m or 78o(d)); and

(ii)	the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2019	By:	/s/ Ronny Yakov
	Name:	Ronny Yakov
	Title:	Chief Executive Officer

Date: August 14, 2019	By:	/s/ Rachel Boulds
	Name:	Rachel Boulds
	Title:	Chief Financial Officer